_________________________________________________________________
_________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        FORM 8-K/A No. 1

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19,
1997

                   DYNAMICWEB ENTERPRISES, INC.

     (Exact name of registrant as specified in its charter)

         New Jersey                0-10039            22-2267658

(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

271 Route 46 West, Building F,
Suite 209, Fairfield, New Jersey                          07004

     (Address of principal executive offices)           (Zip
Code)

Registrant's telephone number, including area code (201) 244-1000


                               N/A

 (Former name or former address, if changed since last report.)

_________________________________________________________________
_________________________________________________________________

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          16.1 Letter of R. Andrew Gately & Co.*

          16.2 Letter of Allen G. Roth, P.A.


___________________________________________

* To be filed by amendment. The Registrant provided R. Andrew Gately & Co. ("Gately") with a copy of the disclosures made in this Report by telefacsimile on the date this Report was filed with the Commission. By letter to Gately dated February 26, 1997, the Registrant requested that (i) Gately furnish to the Registrant's counsel a letter addressed to the Commission stating whether Gately agreed with the statements made by the Registrant in this Report and (ii) Gately furnish such letter so that it could be filed with the Commission by March 12, 1997, which is ten business days after the filing of this Report on February 26, 1997. As of the time of the filing of Amendment No. 1 to this Report, the Registrant had not received any such letter from Gately.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                              DYNAMICWEB ENTERPRISES, INC.

Dated:  March 12, 1997

                              By/s/ Steve Vanechanos, Jr.

                                   Steve Vanechanos, Jr.
                                   President

                          EXHIBIT INDEX

Exhibit Number

     16.1 Letter of R. Andrew Gately & Co.*

     16.2 Letter of Allen G. Roth, P.A.







_______________________________________________
*  To be filed by amendment.